UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) December 30, 2004
                                                      ----------------

CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      	333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


2188 Highway 86 Milford, Iowa  51351
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(Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------








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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 30, 2004, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Announces Record Results for 2004, Revenues Grow 48%, Profits Rise to $0.35/share from $0.05/share, Conference Call on January 5th". The text of this press release can be reviewed in its entirety under the attached Exhibit 99.03

ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.03	Press Release dated December 30, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   January 5, 2005
    ------------------------------

                                             By: /s/ Ronald C. Hickman
                                    		--------------------------
                                     		Ronald C. Hickman
                                     		Principal Executive Officer,
                                     		President and Director




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